Exhibit 99.1

Media Contact	Investor Contact
Bob Guenther 203-578-2391	Terry Mangan 203-578-2318
rguenther@websterbank.com	tmangan@websterbank.com

WEBSTER REPORTS HIGHER 2011 THIRD QUARTER PROFIT

WATERBURY, Conn., October 14, 2011 – Webster Financial Corporation (NYSE: WBS), the holding company for Webster Bank, N.A., today announced net income available to common shareholders of $41.5 million, or $.45 per diluted share, for the quarter ended September 30, 2011 compared to $33.4 million, or $.36 per diluted share, for the quarter ended June 30, 2011.

Key points for the quarter or at September 30:

Combined growth of $79.9 million in commercial non-mortgage and commercial real estate loans from June 30, and $440.4 million from a year ago.

Continued growth in average demand deposits, which represented 17.1 percent of average total deposits compared to 15.9 percent in the second quarter and 13.3 percent a year ago.

Net interest margin of 3.45 percent compared to 3.46 percent in the second quarter and 3.36 percent a year ago.

Noninterest expense before one time costs of $119.7 million compared to $126.0 million in the second quarter and $126.6 million a year ago.

Continued improvement in asset quality as evidenced by a 4.1 percent reduction in nonperforming assets and an 8.8 percent decline in commercial classified loans, both from June 30.

Provision for loan losses of $5.0 million compared to $5.0 million in the second quarter and $25.0 million a year ago.

Webster Chairman and Chief Executive Officer James C. Smith said, “We are pleased to report improved performance in our operating results. Highlights include continued strong growth in business lending, a stable net interest margin, further improvement in credit metrics and reduction in expenses. Slow economic growth and margin pressures ahead require further management action to sustain earnings momentum. Recent events in consumer banking underscore the increasing competitive advantage we enjoy as a community focused bank which appeals to local customers seeking value and personal attention in their banking relationships.”

Net interest income

•

Net interest margin was essentially unchanged at 3.45 percent compared to 3.46 percent in the second quarter; the yield on interest-earning assets and the cost of funds each declined seven basis points as compared to the second quarter.

•	Average interest-earning assets totaled $16.6 billion, same as in the second quarter.

Provision for loan losses

•	The Company recorded a provision of $5.0 million in the quarter, same as in the second quarter and a decrease of $20 million as compared to a year ago.

•	Net charge-offs were $28.9 million in the quarter compared to $21.7 million for the second quarter and $28.7 million a year ago.

•	The allowance for loan losses represented 116 percent of nonperforming loans compared to 123 percent in the prior quarter.

Webster Vice Chairman and Chief Operating Officer Jerry Plush stated, “Asset quality continued to improve as evidenced by lower levels of past due loans, nonperforming loans, other real estate owned and classified assets compared to the end of the second quarter. Commercial classified loans declined 9 percent from the second quarter, the lowest level since June 2009. We continue to pursue ways to further expedite problem asset resolution.”

Noninterest income

•

Total noninterest income decreased $0.8 million compared to the second quarter. Third quarter results include increases of $1.0 million in deposit services fees and $0.4 million in loan related fees, offset by a decline of $1.0 million in wealth and investment services, a reflection of market conditions in the quarter. Mortgage banking activities totaled $1.3 million compared to $1.2 million in the second quarter, and there were no net gains on investment securities compared to $1.6 million in the second quarter.

Noninterest expense

•

Total noninterest expense decreased $8.8 million compared to the second quarter. Included in noninterest expense is $3.5 million of net one time costs in the third quarter and $6.1 million of such costs in the second quarter. The $6.2 million decline in noninterest expense, apart from one time costs in each quarter, primarily reflects reductions of $3.7 million in compensation and benefits of which $1.8 million is related to a decline in market based incentive plan expense and $1.4 million in deposit insurance. In addition, included in noninterest expense was $0.7 million in gains on foreclosed and repossessed assets compared to $0.8 million of write-downs in the second quarter.

Income taxes

•

The Company recorded $16.0 million of income tax expense in the quarter on the $58.4 million of pre-tax income applicable to continuing operations in the period. Income tax expense included $1.4 million of items discrete to the quarter. The effective tax rate for the quarter was 27.4 percent compared to 31.7 percent for the second quarter. Discrete items accounted for the majority of the decline in the effective tax rate for the quarter.

Investment securities

•

Total investment securities were $5.6 billion at September 30, 2011 compared to $5.3 billion at June 30, 2011. The carrying value of the available for sale portfolio included $30.0 million in net unrealized gains compared to net unrealized gains of $45.4 million at June 30, while the carrying value of the held to maturity portfolio does not reflect $155.7 million in net unrealized gains compared to net unrealized gains of $115.6 million at June 30.

Loans

•

Total loans were $11.1 billion at September 30, 2011 compared to $11.0 billion at June 30, 2011. Originations for the third quarter were $716.2 million compared to $643.5 million in the second quarter, an increase of 11.3 percent. Originations for the third quarter consisted of $212.9 million in commercial non-mortgage, $20.0 million in equipment finance, $80.7 million in asset based lending, $137.6 million in commercial real estate, $129.5 million in residential, and $135.5 million in consumer. In the quarter, commercial non-mortgage, asset based lending and commercial real estate loans increased by $24.8 million, $29.5 million and $53.0 million, respectively, while equipment finance loans declined by $59.7 million. Residential mortgage loans increased by $10.9 million, while consumer loans declined by $20.6 million.

Asset quality

•

Total nonperforming loans were $221.0 million, or 2.00 percent of total loans, at September 30, 2011 compared to $228.2 million, or 2.07 percent, at June 30, 2011. Included in nonperforming loans were paying loans totaling $55.8 million at September 30 compared to $77.9 million at June 30. Also included in nonperforming loans are $5.5 million in consumer liquidating loans compared to $5.1 million at June 30.

•

Past due loans totaled $64.1 million at September 30 compared to $66.1 million at June 30. Past due loans for the continuing portfolios were $59.5 million at September 30 compared to $59.9 million at June 30. Past due loans for the liquidating portfolio were $4.7 million at September 30 compared to $6.1 million at June 30.

Deposits and borrowings

•

Total deposits were $13.6 billion at September 30, 2011 compared to $13.7 billion at June 30, 2011. An increase of $144.3 million in money market deposits was offset by declines of $123.1 million in certificates of deposit, $84.0 million in savings, $37.2 million in interest-bearing checking and $30.6 million in demand deposits. Core to total deposits and loans to deposits were 78 percent and 81 percent, respectively, compared to 78 percent and 80 percent at June 30.

•

Total borrowings were $2.5 billion at September 30 compared to $2.0 billion at June 30. The increase in borrowings funded growth in loans and investment securities in the quarter. Borrowings represented 14 percent of total assets at September 30 compared to 12 percent at June 30.

Capital

•	The tangible common equity and Tier 1 common equity to risk-weighted assets ratios were 7.15 percent and 11.06 percent, respectively, compared to 7.28 percent and 10.79 percent at June 30, 2011.

***

Webster Financial Corporation is the holding company for Webster Bank, National Association. With $18 billion in assets, Webster provides business and consumer banking, mortgage, financial planning, trust and investment services through 171 banking offices, 485 ATMs, telephone banking, mobile banking, and the Internet. Webster Bank owns the asset based lending firm Webster Business Credit Corporation; the equipment finance firm Webster Capital Finance Corporation; and provides health savings account trustee and administrative services through HSA Bank, a division of Webster Bank. Member FDIC and equal housing lender. For more information about Webster, including past press releases and the latest annual report, visit the Webster website at www.websterbank.com.

***

Conference Call

A conference call covering Webster’s third quarter earnings announcement will be held today, Friday, October 14, at 9:00 a.m. (Eastern) and may be heard through Webster’s Investor Relations website at www.wbst.com, or in listen-only mode by calling 1-877-407-8289 or 201-689-8341 internationally. The call will be archived on the website and available for future retrieval.

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements can be identified by words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may,” “plans,” “estimates,” and similar references to future periods; however, such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives, and expectations of Webster or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on Webster’s current expectations and assumptions regarding its business, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Webster’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (1) local, regional, national, and international economic conditions and the impact they may have on us and our customers and our assessment of that impact; (2) volatility and disruption in national and international financial markets; (3) government intervention in the U.S. financial system; (4) changes in the level of non-performing assets and charge-offs; (5) changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; (6) adverse conditions in the securities markets that lead to impairment in the value of securities in our investment portfolio; (7) inflation, interest rate, securities market, and monetary fluctuations; (8) the timely development and acceptance of new products and services and perceived overall value of these products and services by customers; (9) changes in consumer spending, borrowings, and savings habits; (10) technological changes; (11) the ability to increase market share and control expenses; (12) changes in the competitive environment among banks, financial holding companies, and other financial service providers; (13) the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, and insurance) with which we and our subsidiaries must comply, including those under the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III update to the Basel Accords that is under development; (14) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters; (15) the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; and (16) our success at managing the risks involved in the foregoing items and (17) the other factors that are described in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the heading “Risk Factors.” Any forward-looking statement made by the Company in this release speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this press release contains certain non-GAAP financial measures. A reconciliation of net income and other performance ratios, as adjusted, is included in the accompanying selected financial highlights table.

We believe that providing certain non-GAAP financial measures provides investors with information useful in understanding our financial performance, our performance trends and financial position. Specifically, we provide measures based on what we believe are our operating earnings on a consistent basis and exclude non-core operating items which affect the GAAP reporting of results of operations. We utilize these measures for internal planning and forecasting purposes. We, as well as securities analysts, investors, and other interested parties, also use these measures to compare peer company operating performance. We believe that our presentation and discussion, together with the accompanying reconciliations, provides a complete understanding of factors and trends affecting our business and allows investors to view performance in a manner similar to management. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results, and we strongly encourage investors to review our consolidated financial statements in their entirety and not to rely on any single financial measure. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.

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WEBSTER FINANCIAL CORPORATION

Selected Financial Highlights (unaudited)

	At or for the Three Months Ended
(In thousands, except per share data)	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010

Net income and performance ratios (annualized):

Net income attributable to Webster Financial Corp.	$42,379	$34,207	$34,296	$32,569	$22,687
Net income available to common shareholders	41,548	33,376	33,465	24,959	17,779
Net income per diluted common share	0.45	0.36	0.36	0.30	0.22
Return on average shareholders’ equity	9.15%	7.44%	7.66%	7.11%	4.80%
Return on average tangible equity	12.93	10.55	11.00	10.11	6.74
Return on average assets	0.94	0.76	0.76	0.73	0.51

Income and performance ratios, (annualized), from continuing operations:

Income from continuing operations attributable to Webster Financial Corp.	$42,379	$34,207	$32,301	$32,475	$22,687
Net income available to common shareholders	41,548	33,376	31,470	24,865	17,779
Net income from continuing operations per diluted common share	0.45	0.36	0.34	0.30	0.22
Return on average shareholders’ equity	9.15%	7.44%	7.21%	7.09%	4.80%
Return on average tangible equity	12.93	10.55	10.36	10.08	6.74
Return on average assets	0.94	0.76	0.72	0.73	0.51
Noninterest income as a percentage of total revenue	24.76	25.13	24.11	25.66	25.97
Efficiency ratio (a)	62.15	65.00	67.61	67.82	65.79

Asset quality:

Allowance for loan losses	$257,352	$281,243	$297,948	$321,665	$340,341
Nonperforming assets	239,945	250,084	290,349	301,804	343,991
Allowance for loan losses / total loans	2.33%	2.55%	2.71%	2.92%	3.12%
Net charge-offs / average loans (annualized)	1.05	0.79	1.22	1.24	1.06
Nonperforming loans / total loans	2.00	2.07	2.38	2.48	2.85
Nonperforming assets / total loans plus OREO	2.17	2.27	2.63	2.73	3.14
Allowance for loan losses / nonperforming loans	116.43	123.22	113.78	117.58	109.39

Other ratios (annualized):

Tangible capital ratio	7.31%	7.44%	7.27%	6.99%	7.79%
Tangible common equity ratio	7.15	7.28	7.10	6.82	5.91
Tier 1 risk-based capital ratio (c)	13.08	12.94	12.69	12.12	12.90
Total risk-based capital (c)	14.65	14.51	14.27	13.99	14.77
Tier 1 common equity / risk-weighted assets (c)	11.06	10.79	10.53	9.92	8.16
Shareholders’ equity / total assets	10.10	10.29	10.10	9.83	10.66
Interest rate spread	3.42	3.42	3.40	3.37	3.31
Net interest margin	3.45	3.46	3.44	3.40	3.36

Share and equity related:

Common equity	$1,811,404	$1,804,141	$1,786,114	$1,744,483	$1,572,053
Book value per common share	20.70	20.61	20.42	20.01	20.02
Tangible book value per common share	14.52	14.42	14.21	13.78	13.09
Common stock closing price	15.30	21.02	21.43	19.70	17.56
Dividends declared per common share	0.05	0.05	0.01	0.01	0.01

Common shares issued and outstanding	87,507	87,532	87,474	87,160	78,505
Basic shares (average)	87,046	86,986	86,896	78,663	78,097
Diluted shares (average)	91,205	92,184	92,554	82,766	82,128

Footnotes:

(a)	Calculated using SNL’s methodology - noninterest expense (excluding foreclosed property expenses, intangible amortization, goodwill impairments, and other charges) as a percentage of net interest income (FTE basis) plus noninterest income (excluding gain/loss on securities and other charges).
(b)	For purposes of the yield computation, unrealized gains (losses) on securities available for sale are excluded from the average balance.
(c)	The ratios presented are projected for the three month reporting period ending September 30, 2011 and actual for the remaining reporting periods presented.

WEBSTER FINANCIAL CORPORATION

Consolidated Balance Sheets (unaudited)

(In thousands)	September 30, 2011	June 30, 2011	September 30, 2010

Assets:

Cash and due from banks	$168,776	$196,181	$174,971
Interest-bearing deposits	87,240	57,863	65,255

Investment securities:
Trading, at fair value	—	—	9,991
Available for sale, at fair value	2,500,151	2,143,072	2,258,380
Held to maturity	3,106,013	3,123,510	3,097,515

Total securities	5,606,164	5,266,582	5,365,886

Loans held for sale	28,266	21,650	13,024

Loans:
Commercial	2,846,752	2,852,141	2,817,366
Commercial real estate	2,277,145	2,224,184	2,107,732
Residential mortgages	3,150,286	3,139,408	3,095,139
Consumer	2,782,263	2,802,907	2,887,946

Total loans	11,056,446	11,018,640	10,908,183
Allowance for loan losses	(257,352)	(281,243)	(340,341)

Loans, net	10,799,094	10,737,397	10,567,842

Prepaid FDIC premiums	42,424	46,546	62,813
Federal Home Loan Bank and Federal Reserve Bank stock	143,874	143,874	143,874
Premises and equipment, net	148,274	152,009	160,774
Goodwill and other intangible assets, net	546,974	548,370	552,561
Cash surrender value of life insurance policies	305,901	303,258	295,516
Deferred tax asset, net	96,310	89,925	113,145
Accrued interest receivable and other assets	254,796	243,173	284,597

Total Assets	$18,228,093	$17,806,828	$17,800,258

Liabilities and Equity:

Deposits:
Demand	$2,292,673	$2,323,266	$1,840,937
Interest-bearing checking	2,440,464	2,477,625	2,349,682
Money market	2,225,841	2,081,503	2,611,094
Savings	3,689,377	3,773,417	3,503,930
Certificates of deposit	2,818,527	2,939,648	3,224,131
Brokered certificates of deposit	119,052	121,068	44,261

Total deposits	13,585,934	13,716,527	13,574,035

Securities sold under agreements to repurchase and other short-term borrowings	1,220,905	1,079,866	1,048,362
Federal Home Loan Bank advances	760,964	403,131	473,512
Long-term debt	554,478	566,677	584,727
Accrued expenses and other liabilities	255,892	197,970	213,126

Total liabilities	16,378,173	15,964,171	15,893,762

Webster Financial Corporation shareholders’ equity	1,840,343	1,833,080	1,896,851
Noncontrolling interests	9,577	9,577	9,645

Total equity	1,849,920	1,842,657	1,906,496

Total Liabilities and Equity	$18,228,093	$17,806,828	$17,800,258

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Consolidated Statements of Operations (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share data)	2011	2010	2011	2010
Interest income:
Interest and fees on loans and leases	$120,018	$123,042	$362,848	$368,839
Interest and dividends on securities	52,974	53,182	160,345	162,781
Loans held for sale	266	79	865	537

Total interest income	173,258	176,303	524,058	532,157

Interest expense:
Deposits	18,930	26,409	63,540	88,842
Borrowings	13,947	15,160	40,571	44,855

Total interest expense	32,877	41,569	104,111	133,697

Net interest income	140,381	134,734	419,947	398,460
Provision for loan losses	5,000	25,000	20,000	100,000

Net interest income after provision for loan losses	135,381	109,734	399,947	298,460

Noninterest income:
Deposit service fees	27,074	26,822	78,509	83,951
Loan related fees	6,823	6,119	18,071	19,349
Wealth and investment services	6,486	6,220	20,662	18,273
Mortgage banking activities	1,324	1,658	3,811	1,947
Increase in cash surrender value of life insurance policies	2,642	2,677	7,751	7,867
Net gain on investment securities	—	1,262	2,024	20,092
Other income	1,857	2,510	6,698	8,325

Total noninterest income	46,206	47,268	137,526	159,804

Noninterest expense:
Compensation and benefits	61,897	60,133	194,501	181,402
Occupancy	13,150	13,777	40,741	41,763
Technology and equipment expense	15,141	15,886	45,667	46,811
Marketing	4,144	4,634	13,916	14,651
Professional and outside services	3,125	4,038	8,368	10,206
Intangible assets amortization	1,397	1,397	4,191	4,191
Foreclosed and repossessed asset expenses	726	1,596	2,320	4,297
Foreclosed and repossessed asset (gains) write-downs	(722)	2,157	(243)	5,109
Loan workout expenses	2,012	3,477	5,591	7,602
Deposit insurance	4,472	5,882	16,171	19,128
Other expenses	14,392	13,641	43,032	41,134

	119,734	126,618	374,255	376,294
Write-down for expedited asset disposition	—	—	5,073	—
Severance and other	1,555	303	2,615	1,186
Branch and facility optimization	2,183	—	3,315	—
Costs for warrant registration	—	—	350	—
Provision (benefit) for litigation and settlements	(254)	2,800	232	22,476
Loan repurchase and unfunded commitment reserve benefit, net	—	—	(1,436)	—
Fraud loss	—	—	—	11,056

Total noninterest expense	123,218	129,721	384,404	411,012

Income from continuing operations before income taxes	58,369	27,281	153,069	47,252
Income tax expense	15,990	4,597	44,183	5,502

Income from continuing operations	42,379	22,684	108,886	41,750
Income from discontinued operations, net of tax	—	—	1,995	—

Consolidated net income	42,379	22,684	110,881	41,750
Less: Net (loss) income attributable to noncontrolling interests	—	(3)	(1)	4

Net income attributable to Webster Financial Corp.	42,379	22,687	110,882	41,746
Preferred stock dividends	(831)	(4,581)	(2,493)	(14,616)
Preferred stock accretion and accounting adjustments	—	(327)	—	(2,689)

Net income available to common shareholders	$41,548	$17,779	$108,389	$24,441

Diluted shares (average)	91,205	82,128	91,954	82,028

Net income per common share available to common shareholders:
Basic
Income from continuing operations	$0.48	$0.23	$1.22	$0.31
Net income	0.48	0.23	1.24	0.31
Diluted
Income from continuing operations	0.45	0.22	1.15	0.30
Net income	0.45	0.22	1.17	0.30

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Consolidated Statements of Operations (unaudited)

	Three Months Ended
(In thousands, except per share data)	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010
Interest income:
Interest and fees on loans and leases	$120,018	$121,599	$121,231	$121,944	$123,042
Interest and dividends on securities	52,974	53,527	53,844	51,652	53,182
Loans held for sale	266	177	422	433	79

Total interest income	173,258	175,303	175,497	174,029	176,303

Interest expense:
Deposits	18,930	21,841	22,769	23,787	26,409
Borrowings	13,947	13,345	13,279	13,892	15,160

Total interest expense	32,877	35,186	36,048	37,679	41,569

Net interest income	140,381	140,117	139,449	136,350	134,734
Provision for loan losses	5,000	5,000	10,000	15,000	25,000

Net interest income after provision for loan losses	135,381	135,117	129,449	121,350	109,734

Noninterest income:
Deposit service fees	27,074	26,095	25,340	25,026	26,822
Loan related fees	6,823	6,419	4,829	6,568	6,119
Wealth and investment services	6,486	7,454	6,722	6,652	6,220
Mortgage banking activities	1,324	1,234	1,253	2,222	1,658
Increase in cash surrender value of life insurance policies	2,642	2,576	2,533	2,650	2,677
Net gain on investment securities	—	1,647	377	2,295	1,262
Other income	1,857	1,593	3,248	1,639	2,510

Total noninterest income	46,206	47,018	44,302	47,052	47,268

Noninterest expense:
Compensation and benefits	61,897	65,592	67,012	63,941	60,133
Occupancy	13,150	12,856	14,735	13,871	13,777
Technology and equipment expense	15,141	15,134	15,392	16,044	15,886
Marketing	4,144	4,252	5,520	4,317	4,634
Professional and outside services	3,125	2,813	2,430	4,515	4,038
Intangible assets amortization	1,397	1,397	1,397	1,397	1,397
Foreclosed and repossessed asset expenses	726	710	884	1,319	1,596
Foreclosed and repossessed asset (gains) write-downs	(722)	794	(315)	48	2,157
Loan workout expenses	2,012	1,779	1,800	2,228	3,477
Deposit insurance	4,472	5,918	5,781	5,407	5,882
Other expenses	14,392	14,716	13,924	15,117	13,641

	119,734	125,961	128,560	128,204	126,618
Write-down for expedited asset disposition	—	5,073	—	—	—
Severance and other	1,555	1,060	—	646	303
Branch and facility optimization	2,183	859	273	4,307	—
Costs for warrant registration	—	350	—	—	—
Provision (benefit) for litigation and settlements	(254)	194	292	—	2,800
Loan repurchase and unfunded commitment reserve benefit, net	—	(1,436)	—	—	—
Fraud recovery	—	—	—	(5,195)	—

Total noninterest expense	123,218	132,061	129,125	127,962	129,721

Income from continuing operations before income taxes	58,369	50,074	44,626	40,440	27,281
Income tax expense	15,990	15,867	12,326	7,966	4,597

Income from continuing operations	42,379	34,207	32,300	32,474	22,684
Income from discontinued operations, net of tax	—	—	1,995	94	—

Consolidated net income	42,379	34,207	34,295	32,568	22,684
Less: Net (loss) income attributable to noncontrolling interests	—	—	(1)	(1)	(3)

Net income attributable to Webster Financial Corp.	42,379	34,207	34,296	32,569	22,687
Preferred stock dividends	(831)	(831)	(831)	(3,469)	(4,581)
Preferred stock accretion and accounting adjustments	—	—	—	(4,141)	(327)

Net income available to common shareholders	$41,548	$33,376	$33,465	$24,959	$17,779

Diluted shares (average)	91,205	92,184	92,554	82,766	82,128

Net income per common share available to common shareholders:
Basic
Income from continuing operations	$0.48	$0.38	$0.36	$0.32	$0.23
Net income	0.48	0.38	0.38	0.32	0.23
Diluted
Income from continuing operations	0.45	0.36	0.34	0.30	0.22
Net income	0.45	0.36	0.36	0.30	0.22

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Interest Rate Spreads and Margin (unaudited)

	Three Months Ended
	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010

Interest rate spread
Yield on interest-earning assets	4.24%	4.31%	4.31%	4.32%	4.36%
Cost of interest-bearing liabilities	0.82	0.89	0.91	0.95	1.05

Interest rate spread	3.42%	3.42%	3.40%	3.37%	3.31%

Net interest margin	3.45%	3.46%	3.44%	3.40%	3.36%

Consolidated Average Balances, Yields, and Rates Paid (unaudited)

Three Months Ended September 30,	2011			2010
(Dollars in thousands)	Average balance	Interest	Fully tax- equivalent yield/rate	Average balance	Interest	Fully tax- equivalent yield/rate

Assets:
Interest-earning assets:
Loans	$11,030,034	$120,018	4.31%	$10,886,020	$123,042	4.48%
Investment securities (b)	5,344,987	55,916	4.22	5,304,990	56,240	4.27
Loans held for sale	25,593	266	4.17	6,936	79	4.58
Federal Home Loan and Federal Reserve Bank stock	143,874	823	2.27	143,874	761	2.10
Interest-bearing deposits	89,273	33	0.14	113,833	70	0.24

Total interest-earning assets	16,633,761	177,056	4.24	16,455,653	180,192	4.36

Noninterest-earning assets	1,324,363			1,362,141

Total assets	$17,958,124			$17,817,794

Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Deposits:
Demand	2,358,392	$—	—%	$1,810,270	$—	—%
Savings, interest checking, and money market	8,402,300	7,308	0.35	8,441,033	11,401	0.54
Certificates of deposit	2,997,188	11,622	1.54	3,374,112	15,008	1.76

Total deposits	13,757,880	18,930	0.55	13,625,415	26,409	0.77

Securities sold under agreements to repurchase and other short-term borrowings	1,112,177	4,384	1.54	894,475	4,048	1.77
Federal Home Loan Bank advances	465,475	3,551	2.99	603,639	4,682	3.04
Long-term debt	557,585	6,012	4.31	585,825	6,430	4.39

Total borrowings	2,135,237	13,947	2.58	2,083,939	15,160	2.87

Total interest-bearing liabilities	15,893,117	32,877	0.82	15,709,354	41,569	1.05

Noninterest-bearing liabilities	202,690			207,419

Total liabilities	16,095,807			15,916,773

Noncontrolling interests	9,577			9,645

Webster Financial Corp. shareholders’ equity	1,852,740			1,891,376

Total liabilities and equity	$17,958,124			$17,817,794

Tax-equivalent net interest income		144,179			138,623
Less: tax-equivalent adjustment		(3,798)			(3,889)

Net interest income		$140,381			$134,734

Interest rate spread			3.42%			3.31%

Net interest margin			3.45%			3.36%

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Consolidated Average Balances, Yields, and Rates Paid (unaudited)

Nine Months Ended September 30,	2011			2010
(Dollars in thousands)	Average balance	Interest	Fully tax- equivalent yield/rate	Average balance	Interest	Fully tax- equivalent yield/rate

Assets:
Interest-earning assets:
Loans	$11,031,092	$362,848	4.37%	$10,913,211	$368,839	4.49%
Investment securities (b)	5,330,255	169,155	4.27	5,249,708	171,202	4.36
Loans held for sale	25,725	865	4.49	15,639	537	4.58
Federal Home Loan and Federal Reserve Bank stock	143,874	2,486	2.31	142,566	2,223	2.08
Interest-bearing deposits	121,020	190	0.21	182,718	352	0.25

Total interest-earning assets	16,651,966	535,544	4.29	16,503,842	543,153	4.38

Noninterest-earning assets	1,323,058			1,380,951

Total assets	$17,975,024			$17,884,793

Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Deposits:
Demand	$2,249,378	$—	—%	$1,722,940	$—	—%
Savings, interest checking, and money market	8,572,577	27,445	0.43	8,488,236	38,482	0.61
Certificates of deposit	3,076,384	36,095	1.57	3,593,845	50,360	1.87

Total deposits	13,898,339	63,540	0.61	13,805,021	88,842	0.86

Securities sold under agreements to repurchase and other short-term borrowings	999,843	11,723	1.55	836,148	12,172	1.92
Federal Home Loan Bank advances	474,094	10,201	2.84	585,830	13,847	3.12
Long-term debt	569,256	18,647	4.37	587,431	18,836	4.28

Total borrowings	2,043,193	40,571	2.63	2,009,409	44,855	2.96

Total interest-bearing liabilities	15,941,532	104,111	0.87	15,814,430	133,697	1.13

Noninterest-bearing liabilities	195,838			174,079

Total liabilities	16,137,370			15,988,509

Noncontrolling interests	9,596			9,641

Webster Financial Corporation shareholders’ equity	1,828,058			1,886,643

Total liabilities and equity	$17,975,024			$17,884,793

Tax-equivalent net interest income		431,433			409,456
Less: tax-equivalent adjustment		(11,486)			(10,996)

Net interest income		$419,947			$398,460

Interest rate spread			3.42%			3.25%

Net interest margin			3.45%			3.30%

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Loan Balances (unaudited)

(Dollars in thousands)	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010

Loan Balances (actuals):
Continuing Portfolio:
Commercial	$1,818,195	$1,793,362	$1,709,592	$1,654,615	$1,562,633
Equipment financing	518,369	578,117	643,388	710,925	759,416
Asset based lending	510,188	480,662	483,027	454,398	495,317
Commercial real estate	2,226,100	2,170,986	2,160,097	2,138,314	2,041,237
Residential development	51,045	53,198	56,109	59,674	66,495
Residential mortgages	3,150,285	3,139,407	3,150,268	3,147,491	3,093,581
Consumer	2,627,385	2,641,102	2,642,533	2,682,645	2,702,920

Total continuing	10,901,567	10,856,834	10,845,014	10,848,062	10,721,599
Allowance for loan losses	(227,477)	(243,543)	(258,140)	(278,665)	(293,541)

Total continuing, net	10,674,090	10,613,291	10,586,874	10,569,397	10,428,058

Liquidating Portfolio:
National Construction Lending Center (NCLC)	1	1	1	1	1,558
Consumer	154,878	161,805	169,035	176,576	185,026

Total liquidating portfolio	154,879	161,806	169,036	176,577	186,584
Allowance for loan losses	(29,875)	(37,700)	(39,808)	(43,000)	(46,800)

Total liquidating, net	125,004	124,106	129,228	133,577	139,784

Total Loan Balances (actuals)	11,056,446	11,018,640	11,014,050	11,024,639	10,908,183
Allowance for loan losses	(257,352)	(281,243)	(297,948)	(321,665)	(340,341)

Loans, net	$10,799,094	$10,737,397	$10,716,102	$10,702,974	$10,567,842

Loan Balances (average):
Continuing Portfolio:
Commercial	$1,804,154	$1,753,100	$1,691,452	$1,570,641	$1,555,430
Equipment finance	551,732	621,447	688,767	733,611	784,215
Asset based lending	497,426	472,837	488,181	488,639	496,871
Commercial real estate	2,186,512	2,154,922	2,144,904	2,049,658	2,039,180
Residential development	51,051	54,757	58,152	62,223	73,510
Residential mortgages	3,145,086	3,133,742	3,158,754	3,124,899	3,029,900
Consumer	2,635,911	2,641,621	2,662,454	2,693,191	2,714,835

Total continuing	10,871,872	10,832,426	10,892,664	10,722,862	10,693,941
Allowance for loan losses	(247,551)	(255,412)	(280,589)	(288,003)	(295,414)

Total continuing, net	10,624,321	10,577,014	10,612,075	10,434,859	10,398,527

Liquidating Portfolio:
NCLC	1	1	1	1,246	1,975
Consumer	158,161	165,612	172,929	180,888	190,104

Total liquidating portfolio	158,162	165,613	172,930	182,134	192,079
Allowance for loan losses	(29,875)	(37,700)	(39,808)	(43,000)	(46,800)

Total liquidating, net	128,287	127,913	133,122	139,134	145,279

Total Loan Balances (average)	11,030,034	10,998,039	11,065,594	10,904,996	10,886,020
Allowance for loan losses	(277,426)	(293,112)	(320,397)	(331,003)	(342,214)

Loans, net	$10,752,608	$10,704,927	$10,745,197	$10,573,993	$10,543,806

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Nonperforming Assets (unaudited)

(Dollars in thousands)	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010

Nonperforming loans:
Continuing Portfolio:
Commercial	$39,386	$46,327	$40,534	$34,366	$45,877
Equipment financing	8,439	11,313	16,602	20,482	23,300
Asset based lending	5,126	3,650	5,062	7,832	15,779
Commercial real estate	42,461	38,794	47,095	51,991	62,721
Residential development	16,611	16,173	17,300	15,477	19,487
Residential mortgages	79,285	82,189	95,750	99,128	97,989
Consumer	24,228	24,674	31,722	34,575	34,894

Nonperforming loans - continuing portfolio	215,536	223,120	254,065	263,851	300,047

Liquidating Portfolio:
NCLC	—	—	—	—	1,557
Consumer	5,492	5,116	7,802	9,722	9,520

Nonperforming loans - liquidating portfolio	5,492	5,116	7,802	9,722	11,077

Total nonperforming loans	$221,028	$228,236	$261,867	$273,573	$311,124

Other real estate owned and repossessed assets:
Continuing Portfolio:
Commercial	$12,961	$13,577	$19,959	$20,033	$17,916
Repossessed equipment	1,421	2,115	1,486	1,023	5,056
Asset based lending	—	—	—	—	—
Commercial real estate	—	—	—	—	—
Residential development	—	—	—	—	—
Residential	3,343	4,772	5,056	5,794	5,883
Consumer	1,021	725	978	937	1,041

Total continuing	18,746	21,189	27,479	27,787	29,896

Liquidating Portfolio:
NCLC	171	659	1,003	444	2,380
Consumer	—	—	—	—	591

Total liquidating	171	659	1,003	444	2,971

Total other real estate owned and repossessed assets	$18,917	$21,848	$28,482	$28,231	$32,867

Total nonperforming assets	$239,945	$250,084	$290,349	$301,804	$343,991

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Past Due Loans (unaudited)

(Dollars in thousands)	Sept. 30 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010

Past due 30-89 days:

Accruing loans:

Continuing Portfolio:
Commercial	$7,428	$8,568	$8,746	$5,201	$9,026
Equipment financing	5,054	7,155	10,520	7,937	6,043
Asset based lending	—	—	—	—	—
Commercial real estate	2,969	4,670	22,229	11,006	7,354
Residential development	664	500	—	194	—
Residential mortgages	23,730	18,631	19,080	21,513	27,821
Consumer	18,867	18,989	17,457	21,539	25,546

Past Due 30-89 days - continuing portfolio	58,712	58,513	78,032	67,390	75,790

Liquidating Portfolio:
NCLC	—	—	—	—	—
Consumer	4,653	6,134	5,966	6,128	8,133

Past Due 30-89 days - liquidating portfolio	4,653	6,134	5,966	6,128	8,133

Accruing loans past due 90 days or more:	764	1,417	97	91	150

Total past due loans	$64,129	$66,064	$84,095	$73,609	$84,073

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Changes in the Allowance for Loan Losses (unaudited)

	For the Three Months Ended
(Dollars in thousands)	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010

Beginning balance	$281,243	$297,948	$321,665	$340,341	$344,087
Provision	5,000	5,000	10,000	15,000	25,000

Charge-offs continuing portfolio:
Commercial	11,311	4,911	10,611	4,955	4,069
Equipment financing	551	413	1,134	4,079	3,972
Asset based lending	3,317	450	500	1,500	4,686
Commercial real estate	3,377	3,765	7,169	5,466	2,260
Residential development	—	—	191	871	1,167
Residential mortgages	2,591	2,951	3,318	3,998	2,666
Consumer	8,874	8,843	10,354	9,732	9,472

Charge-offs continuing portfolio	30,021	21,333	33,277	30,601	28,292

Charge-offs liquidating portfolio:
NCLC	61	16	32	1,566	—
Consumer	3,734	5,049	4,634	5,004	6,158

Charge-offs liquidating portfolio	3,795	5,065	4,666	6,570	6,158

Total charge-offs	33,816	26,398	37,943	37,171	34,450

Recoveries continuing portfolio:
Commercial	858	1,150	487	824	408
Equipment financing	2,240	1,579	1,469	1,042	1,473
Asset based lending	273	171	929	94	1,136
Commercial real estate	36	406	—	—	—
Residential development	—	—	—	—	616
Residential mortgages	357	96	67	284	380
Consumer	998	1,079	1,086	971	1,277

Recoveries continuing portfolio	4,762	4,481	4,038	3,215	5,290

Recoveries liquidating portfolio:
NCLC	17	23	61	194	73
Consumer	146	189	127	86	341

Recoveries liquidating portfolio	163	212	188	280	414

Total recoveries	4,925	4,693	4,226	3,495	5,704

Total net charge-offs	28,891	21,705	33,717	33,676	28,746

Ending balance	$257,352	$281,243	$297,948	$321,665	$340,341

See Selected Financial Highlights for footnotes.